Exhibit 21. Subsidiaries of Registrant

ASC Property Management, Inc.

Incorporated State:	Louisiana

ASC of Aiken, Inc.

Incorporated State:	Delaware

ASC of Brownsville, Inc.

Incorporated State:	Delaware

ASC of Corona, Inc.

Incorporated State:	California

ASC of East New Orleans, Inc.

Incorporated State:	Delaware

ASC of Las Vegas, Inc.

Incorporated State:	Nevada

ASC of Louisiana, Inc.

Incorporated State:	Louisiana

ASC of Midwest City, Inc.

Incorporated State:	Oklahoma

ASC of Palm Springs, Inc.

Incorporated State:	California

ASC of Puerto Rico, Inc.

Incorporated State:	Delaware

ASC of Reno, Inc.

Incorporated State:	Nevada

ASC of St. George, Inc.

Incorporated State:	Utah

ASC of Wellington, Inc.

Incorporated State:	Florida

Aiken Regional Medical Centers, Inc.

Incorporated State:	South Carolina

Alabama Clinical Schools, Inc.

Incorporated State:	Alabama

Alicante School Elk Grove, LLC

Incorporated State:	California

Ambulatory Surgery Center of Brownsville, L.P.

Incorporated State:	Delaware

Ambulatory Surgery Center of Temecula Valley, Inc.

Incorporated State:	California

Ambulatory Surgical Center of Aiken, L.L.C.

Incorporated State:	South Carolina

American Clinical Schools, Inc.

Incorporated State:	Delaware

Arbour Elder Services, Inc.

Incorporated State:	Massachusetts

Arbour Health Systems Foundation, Inc.

Incorporated State:	Massachusetts

Arkansas Surgery Center of Fayetteville, Limited Partnership

Incorporated State:	Arkansas

Associated Child Care Educational Services, Inc.

Incorporated State:	California

Auburn Regional Medical Center, Inc.

Incorporated State:	Washington

Behavioral Healthcare Alliance, LLC

Incorporated State:	Kentucky

Bowling Green Radiation Therapy Associates, L.L.P.

Incorporated State:	Kentucky

CCS/Altacare of Arkansas, Inc.

Incorporated State:	Arkansas

CCS/Bay County, Inc.

Incorporated State:	Florida

CCS/Lansing, Inc.

Incorporated State:	Michigan

CCS/Little Rock, Inc.

Incorporated State:	Arkansas

CCS/Meadow Pines, Inc.

Incorporated State:	Texas

CCS/Rivendell of Kentucky, Inc.

Incorporated State:	Kentucky

Capitol Radiation Therapy, L.L.P.

Incorporated State:	Kentucky

Casa de Lago, L.L.C.

Incorporated State:	Delaware

Central Florida Behavioral Hospital, Inc.

Incorporated State:	Delaware

Central Montgomery Medical Center, L.L.C.

Incorporated State:	Pennsylvania

Chad Youth Enhancement Center, Inc.

Incorporated State:	Tennessee

Chalmette Medical Center, Inc.

Incorporated State:	Louisiana

Children’s Comprehensive Services, Inc.

Incorporated State:	Tennessee

Choate Health Management, Inc.

Incorporated State:	Massachusetts

Community Behavioral Health, L.L.C.

Incorporated State:	Delaware

Comprehensive Occupational and Clinical Health, Inc.

Incorporated State:	Florida

Contemporary Physician Services, Inc.

Incorporated State:	Texas

Del Amo Hospital, Inc.

Incorporated State:	California

District Hospital Partners, L.P.

Incorporated State:	District of Columbia

Doctors’ Hospital of Shreveport, Inc.

Incorporated State:	Louisiana

Edinburg Ambulatory Surgical Center, Inc.

Incorporated State:	Texas

Edinburg Holdings, Inc.

Incorporated State:	Delaware

Edinburg Surgery Center, L.P.

Incorporated State:	Delaware

Elmira NPS, LLC

Incorporated State:	California

Eye Surgery Specialists of Puerto Rico, L.L.C.

Incorporated State:	Delaware

Forest View Psychiatric Hospital, Inc.

Incorporated State:	Michigan

Fort Duncan Medical Center, Inc.

Incorporated State:	Delaware

Fort Duncan Medical Center, L.P.

Incorporated State:	Delaware

Frontline Behavioral Health, Inc.

Incorporated State:	Delaware

Frontline Children’s Hospital, L.L.C.

Incorporated State:	Delaware

Frontline Hospital, LLC

Incorporated State:	Delaware

Frontline Residential Treatment Center, LLC

Incorporated State:	Delaware

Glen Oaks Hospital, Inc.

Incorporated State:	Texas

Gulph Investments

Incorporated State:	Maryland

HRI Clinics, Inc.

Incorporated State:	Massachusetts

HRI Hospital, Inc.

Incorporated State:	Massachusetts

Health Care Finance & Construction Corp.

Incorporated State:	Delaware

Heart Clinic, P.L.L.C.

Incorporated State:	Texas

KEYS Group Holdings, LLC

Incorporated State:	Delaware

Keystone Charlotte LLC

Incorporated State:	North Carolina

Keystone Continuum LLC

Incorporated State:	Tennessee

Keystone DJJ LLC

Incorporated State:	Florida

Keystone Detention LLC

Incorporated State:	Alabama

Keystone Education Transportation, LLC

Incorporated State:	California

Keystone Education and Youth Services, LLC

Incorporated State:	Tennessee

Keystone JJAEP LLC

Incorporated State:	Texas

Keystone Marion, LLC

Incorporated State:	Virginia

Keystone Memphis, LLC

Incorporated State:	Tennessee

Keystone NPS LLC

Incorporated State:	California

Keystone Nevada, LLC

Incorporated State:	Nevada

Keystone Newport News, LLC

Incorporated State:	Virginia

Keystone Richland Center LLC

Incorporated State:	Ohio

Keystone Savannah, LLC

Incorporated State:	Georgia

Keystone WSNC, L.L.C.

Incorporated State:	North Carolina

Keystone/CCS Partners LLC

Incorporated State:	Delaware

Kids First Foundation

Incorporated State:	California

La Amistad Residential Treatment Center, Inc.

Incorporated State:	Florida

Lakewood Ranch Imaging Center, L.L.C.

Incorporated State:	Florida

Lakewood Ranch Medical Center Auxiliary, Incorporated

Incorporated State:	Florida

Lancaster Hospital Corporation

Incorporated State:	California

Laredo ASC, Inc.

Incorporated State:	Texas

Laredo Holdings, Inc.

Incorporated State:	Delaware

Laredo MOB Partners, Ltd.

Incorporated State:	Texas

Laredo Providence Management, L.L.C.

Incorporated State:	Texas

Laredo Regional Medical Center, L.P.

Incorporated State:	Delaware

Laredo Regional, Inc.

Incorporated State:	Delaware

Manatee Memorial Hospital, L.P.

Incorporated State:	Delaware

McAllen Edinburg Health Care Network Physician Hospital Organization

Incorporated State:	Texas

McAllen Heart Hospital, L.P.

Incorporated State:	Texas

McAllen Holdings, Inc.

Incorporated State:	Delaware

McAllen Hospitals, L.P.

Incorporated State:	Delaware

McAllen Medical Center Foundation

Incorporated State:	Texas

McAllen Medical Center Physicians, Inc.

Incorporated State:	Texas

McAllen Medical Center, Inc.

Incorporated State:	Delaware

Meridell Achievement Center, Inc.

Incorporated State:	Texas

Merion Building Management, Inc.

Incorporated State:	Delaware

Nevada Preferred Professionals, Inc.

Incorporated State:	Nevada

Nevada Radiation Oncology Center-West, L.L.C.

Incorporated State:	Nevada

Northern Nevada Ambulatory Surgical Center, L.L.C.

Incorporated State:	Nevada

Northern Nevada Diagnostic Imaging-Spanish Springs, LLC

Incorporated State:	Nevada

Northern Nevada Medical Center, L.P.

Incorporated State:	Delaware

Northwest Texas Healthcare System, Inc.

Incorporated State:	Texas

Northwest Texas Surgical Hospital, L.L.C.

Incorporated State:	Texas

Oasis Health Systems, L.L.C.

Incorporated State:	Nevada

Park HealthCare Company

Incorporated State:	Tennessee

Pendleton Methodist Hospital, L.L.C.

Incorporated State:	Delaware

Pennsylvania Clinical Schools, Inc.

Incorporated State:	Pennsylvania

Plaza Surgery Center Limited Partnership

Incorporated State:	Nevada

Professional Probation Services, Inc.

Incorporated State:	Georgia

Professional Surgery Corporation of Arkansas

Incorporated State:	Arkansas

Providence ASC Management, L.L.C.

Incorporated State:	Texas

Providence Hospital Real Estate, L.P.

Incorporated State:	Texas

Providence Hospital, L.P.

Incorporated State:	Texas

Pueblo Medical Center, Inc.

Incorporated State:	Nevada

Relational Therapy Clinic, Inc.

Incorporated State:	Louisiana

Renaissance Women’s Center of Edmond, L.L.C.

Incorporated State:	Oklahoma

Ridge Outpatient Counseling, L.L.C.

Incorporated State:	Kentucky

River Crest Hospital, Inc.

Incorporated State:	Texas

River Oaks, Inc.

Incorporated State:	Louisiana

Southeastern Hospital Corporation

Incorporated State:	Tennessee

Southwest Outpatient Imaging Center, LLC

Incorporated State:	California

Sparks Family Hospital, Inc.

Incorporated State:	Nevada

St. Louis Behavioral Medicine Institute, Inc.

Incorporated State:	Missouri

Stonington Behavioral Health, Inc.

Incorporated State:	Delaware

Summerlin Hospital Medical Center, L.L.C.

Incorporated State:	Delaware

Summerlin Hospital Medical Center, L.P.

Incorporated State:	Delaware

Surgery Center Property, L.L.C.

Incorporated State:	Delaware

Surgery Center at Wellington, L.L.C.

Incorporated State:	Florida

Surgery Center of Midwest City, L.P.

Incorporated State:	Delaware

Surgery Center of New Orleans East, L.L.C.

Incorporated State:	Delaware

Surgery Center of Waltham, Limited Partnership

Incorporated State:	Massachusetts

Surgery Center of the Temecula Valley, L.L.C.

Incorporated State:	Delaware

Tennessee Clinical Schools, Inc.

Incorporated State:	Tennessee

TexomaCare

Incorporated State:	Texas

The Arbour, Inc.

Incorporated State:	Massachusetts

The Bridgeway, Inc.

Incorporated State:	Arkansas

The Friends of Wellington Regional Medical Center, Inc.

Incorporated State:	Florida

The Pavilion Foundation

Incorporated State:	Illinois

Tonopah Health Services, Inc.

Incorporated State:	Nevada

Trenton Street Corporation

Incorporated State:	Texas

Turning Point Care Center, Inc.

Incorporated State:	Georgia

Two Rivers Psychiatric Hospital, Inc.

Incorporated State:	Delaware

UHS Advisory, Inc.

Incorporated State:	Delaware

UHS Behavioral Health Services, L.L.C.

Incorporated State:	Massachusetts

UHS Broadlane Holdings L.P.

Incorporated State:	Delaware

UHS Children Services, Inc.

Incorporated State:	Delaware

UHS Development Company, Inc.

Incorporated State:	Delaware

UHS Front Royal, L.L.C.

Incorporated State:	Delaware

UHS Good Samaritan, L.L.C.

Incorporated State:	Delaware

UHS Holding Company, Inc.

Incorporated State:	Nevada

UHS International, Inc.

Incorporated State:	Delaware

UHS Kentucky Holdings, L.L.C.

Incorporated State:	Delaware

UHS Las Vegas Properties, Inc.

Incorporated State:	Nevada

UHS Midwest Center for Youth and Families, Inc.

Incorporated State:	Indiana

UHS Oklahoma City LLC

Incorporated State:	Oklahoma

UHS Receivables Corp.

Incorporated State:	Delaware

UHS Recovery Foundation, Inc.

Incorporated State:	Pennsylvania

UHS Sahara, Inc.

Incorporated State:	Delaware

UHS of Anchor, L.P.

Incorporated State:	Delaware

UHS of Barstow, L.L.C.

Incorporated State:	Delaware

UHS of Benton Day School and Treatment Program, Inc.

Incorporated State:	Delaware

UHS of Benton, Inc.

Incorporated State:	Delaware

UHS of Bowling Green, Inc.

Incorporated State:	Delaware

UHS of Bradenton, Inc.

Incorporated State:	Florida

UHS of Canyon Creek, Inc.

Incorporated State:	Delaware

UHS of Colorado, L.L.C.

Incorporated State:	Delaware

UHS of Cornerstone Holdings, Inc.

Incorporated State:	Delaware

UHS of Cornerstone, Inc.

Incorporated State:	Delaware

UHS of D.C., Inc.

Incorporated State:	Delaware

UHS of Delaware, Inc.

Incorporated State:	Delaware

UHS of Denver, Inc.

Incorporated State:	Delaware

UHS of Dover, L.L.C.

Incorporated State:	Delaware

UHS of Doylestown, L.L.C.

Incorporated State:	Delaware

UHS of Eagle Pass, Inc.

Incorporated State:	Delaware

UHS of Fairmount, Inc.

Incorporated State:	Delaware

UHS of Fayetteville, Inc.

Incorporated State:	Arkansas

UHS of Fuller, Inc.

Incorporated State:	Massachusetts

UHS of Georgia Holdings, Inc.

Incorporated State:	Delaware

UHS of Georgia, Inc.

Incorporated State:	Delaware

UHS of Greenville, Inc.

Incorporated State:	Delaware

UHS of Hampton Learning Center, Inc.

Incorporated State:	New Jersey

UHS of Hampton, Inc.

Incorporated State:	New Jersey

UHS of Hartgrove, Inc.

Incorporated State:	Illinois

UHS of Hidalgo, Inc.

Incorporated State:	Delaware

UHS of Indiana, Inc.

Incorporated State:	Indiana

UHS of Kootenai River, Inc.

Incorporated State:	Delaware

UHS of Lakeside, Inc.

Incorporated State:	Delaware

UHS of Lakewood Ranch, Inc.

Incorporated State:	Florida

UHS of Laurel Heights, L.P.

Incorporated State:	Delaware

UHS of Manatee, Inc.

Incorporated State:	Florida

UHS of New Orleans, Inc.

Incorporated State:	Louisiana

UHS of Odessa, Inc.

Incorporated State:	Texas

UHS of Oklahoma, Inc.

Incorporated State:	Oklahoma

UHS of Parkwood, Inc.

Incorporated State:	Delaware

UHS of Peachford, L.P.

Incorporated State:	Delaware

UHS of Pennsylvania, Inc.

Incorporated State:	Pennsylvania

UHS of Provo Canyon, Inc.

Incorporated State:	Delaware

UHS of Puerto Rico, Inc.

Incorporated State:	Delaware

UHS of Ridge, Inc.

Incorporated State:	Delaware

UHS of River Parishes, Inc.

Incorporated State:	Louisiana

UHS of Rockford, Inc.

Incorporated State:	Delaware

UHS of Running Springs, Inc.

Incorporated State:	Delaware

UHS of Savannah, L.L.C.

Incorporated State:	Delaware

UHS of Spring Mountain, Inc.

Incorporated State:	Delaware

UHS of Springwoods, L.L.C.

Incorporated State:	Delaware

UHS of Sutton, Inc.

Incorporated State:	Delaware

UHS of TRC, Inc.

Incorporated State:	Delaware

UHS of Talbot, L.P.

Incorporated State:	Delaware

UHS of Texoma, Inc.

Incorporated State:	Delaware

UHS of Timberlawn, Inc.

Incorporated State:	Texas

UHS of Timpanogos, Inc.

Incorporated State:	Delaware

UHS of Waltham, Inc.

Incorporated State:	Massachusetts

UHS of Westwood Pembroke, Inc.

Incorporated State:	Massachusetts

UHS of Wyoming, Inc.

Incorporated State:	Delaware

UHS-Corona, Inc.

Incorporated State:	Delaware

UHS-Lakeland Medical Center, L.L.C.

Incorporated State:	Delaware

United HealthCare of Hardin, Inc.

Incorporated State:	Tennessee

Universal Community Behavioral Health, Inc.

Incorporated State:	Pennsylvania

Universal HMO, Inc.

Incorporated State:	Nevada

Universal Health Finance, L.L.C.

Incorporated State:	Delaware

Universal Health Network, Inc.

Incorporated State:	Nevada

Universal Health Recovery Centers, Inc.

Incorporated State:	Pennsylvania

Universal Health Services Foundation

Incorporated State:	Pennsylvania

Universal Health Services of Cedar Hill, Inc.

Incorporated State:	Texas

Universal Health Services of Palmdale, Inc.

Incorporated State:	Delaware

Universal Health Services of Rancho Springs, Inc.

Incorporated State:	California

Universal Probation Services, Inc.

Incorporated State:	Georgia

Universal Treatment Centers, Inc.

Incorporated State:	Delaware

Valley Health System, L.L.C.

Incorporated State:	Delaware

Valley Hospital Medical Center, Inc.

Incorporated State:	Nevada

Valley Surgery Center, L.P.

Incorporated State:	Delaware

Ventures Healthcare of Gainesville, Inc.

Incorporated State:	Tennessee

Victoria Regional Medical Center, Inc.

Incorporated State:	Texas

Vista Diagnostic Center, L.L.C.

Incorporated State:	Nevada

Wellington Physician Alliances, Inc.

Incorporated State:	Florida

Wellington Regional Diagnostic Center, L.L.C.

Incorporated State:	Florida

Wellington Regional Health & Education Foundation, Inc.

Incorporated State:	Florida

Wellington Regional Medical Center Incorporated

Incorporated State:	Florida